Exhibit 32

Certifications Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of Guggenheim Credit Income Fund - I on Form 10-K for the year ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), each of the undersigned officers of Guggenheim Credit Income Fund - I, does hereby certify, to the best of such officer's knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Guggenheim Credit Income Fund - I.

Date:	March 14, 2018

/s/ Matthew S. Bloom
MATTHEW S. BLOOM
Chief Executive Officer

Date:	March 14, 2018

/s/ Paul S. Saint-Pierre
PAUL S. SAINT-PIERRE
Chief Financial Officer